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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                  --------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 24, 1994

                              NL INDUSTRIES, INC.
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              (Exact name of registrant as specified in charter)

New Jersey                           1-640                           13-5267260
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(State or other jurisdiction     (Commission       (Employer Identification No.)
      of incorporation)            File No.)

3000 N. Sam Houston Parkway East, Houston, Texas                           77032
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code                (713) 987-5000
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                                Not Applicable
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        (former name or former address, if changed since last report)



                                  Page 1 of 4

                           Exhibit Index is at Page 3
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ITEM 5.     OTHER EVENTS.


         On February 24, 1994, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

        (c) EXHIBITS

             (i)   Exhibit 99.1 Press Release dated February 24, 1994.


                             *     *    *    *    *



                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     NL INDUSTRIES, INC.
                                                     (Registrant)

                                                     /s/ David B. Garten
                                                     ------------------------
                                                     David B. Garten
                                                     Vice President, Secretary
                                                       and General Counsel




Dated:  February 25, 1994





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                                 EXHIBIT INDEX



Exhibit                                                                Page
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Exhibit 99.1    Press Release Issued                                    4
                February 24, 1994





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